VIRTUS KAR EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.4%
Communication Services—9.2%
Omnicom Group, Inc.	98,930	$ 6,293
Verizon Communications, Inc.	126,282	6,409
		12,702

Consumer Discretionary—5.5%
Leggett & Platt, Inc.	105,178	3,637
McDonald’s Corp.	2,834	700
VF Corp.	72,142	3,186
		7,523

Consumer Staples—15.6%
Coca-Cola Co. (The)	67,684	4,258
Flowers Foods, Inc.	77,654	2,044
Kellogg Co.	74,938	5,346
Kimberly-Clark Corp.	32,329	4,369
PepsiCo, Inc.	23,953	3,992
Procter & Gamble Co. (The)	10,374	1,492
		21,501

Energy—0.9%
Chevron Corp.	8,794	1,273
Financials—15.9%
Bank of Hawaii Corp.	67,380	5,013
PNC Financial Services Group, Inc. (The)	25,947	4,094
Safety Insurance Group, Inc.	40,734	3,955
U.S. Bancorp	61,748	2,841
Zurich Insurance Group AG ADR	135,886	5,918
		21,821

Health Care—12.7%
AbbVie, Inc.	24,937	3,819
Johnson & Johnson	8,252	1,465
Merck & Co., Inc.	40,404	3,684
Patterson Cos., Inc.	115,422	3,497
Pfizer, Inc.	94,464	4,953
		17,418

Industrials—10.4%
BAE Systems plc Sponsored ADR	126,424	5,133
MSC Industrial Direct Co., Inc. Class A	68,919	5,177
Snap-on, Inc.	6,263	1,234
Watsco, Inc.	11,785	2,814
		14,358

Information Technology—6.9%
Cisco Systems, Inc.	76,284	3,253
International Business Machines Corp.	43,771	6,180
		9,433

	Shares	Value

Materials—8.5%
Amcor plc	471,236	$ 5,857
Eastman Chemical Co.	38,555	3,461
Sonoco Products Co.	41,348	2,359
		11,677

Real Estate—1.5%
Crown Castle International Corp.	12,442	2,095
Utilities—11.3%
Fortis, Inc.	79,283	3,748
NextEra Energy, Inc.	25,927	2,008
Pinnacle West Capital Corp.	38,075	2,784
Southern Co. (The)	67,001	4,778
WEC Energy Group, Inc.	21,383	2,152
		15,470

Total Common Stocks (Identified Cost $122,007)		135,271

Total Long-Term Investments—98.4% (Identified Cost $122,007)		135,271

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.351%)(1)	1,921,410	1,921
Total Short-Term Investment (Identified Cost $1,921)		1,921

TOTAL INVESTMENTS—99.8% (Identified Cost $123,928)		$137,192
Other assets and liabilities, net—0.2%		289
NET ASSETS—100.0%		$137,481

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	85%
Switzerland	8
United Kingdom	4
Canada	3
Total	100%
† % of total investments as of June 30, 2022.
See Notes to Schedule of Investments

VIRTUS KAR EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$135,271	$135,271
Money Market Mutual Fund	1,921	1,921
Total Investments	$137,192	$137,192
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Schedule of Investments

VIRTUS KAR Equity Income Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
 Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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